UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2023

ModivCare Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34221	86-0845127
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6900 Layton Avenue, 12th Floor Denver, Colorado		80237
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 728-7030

N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	MODV	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers: Election of Directors: Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

As announced by ModivCare Inc. (the “Company”) by press release issued on August 23, 2023, the board of directors (the “Board”) of the Company appointed Barbara Gutierrez to be its next Chief Financial Officer with an expected start date of September 18, 2023. Upon the effectiveness of her appointment, L. Heath Sampson will cease serving as the Company’s interim Chief Financial Officer; he will continue in his current role as the Company’s President and Chief Executive Officer.

Ms. Gutierrez, who is 61 years old, has more than three decades of experience in executive and financial leadership roles. She has a deep background in healthcare and has worked in various industries, including higher education and energy services. Prior to joining the Company, Ms. Gutierrez was Chief Financial Officer of InnovAge Holding Corp. (Nasdaq: INNV), a Program of All-Inclusive Care (PACE) provider, from May 2017 until July 2023. Prior to that, she served as Chief Financial Officer and Chief People Services Officer for Hero DVO, LLC, a practice management group focused on delivering efficient, quality dental and vision care to children in underserved communities. Ms. Gutierrez also has served in senior leadership roles with Strad Energy Services, Jones Knowledge Group, PhyCor and HealthOne. Ms. Gutierrez currently is a member of the Board of Directors for LogicMark, Inc. (Nasdaq: LGMK), a provider of personal emergency response systems, health communications devices, and care technology, and serves as the chair of its Audit Committee. In addition, she has served on several non-profit and advisory boards and currently serves on the advisory board for the University of Denver School of Accountancy. Ms. Gutierrez, a certified public accountant and chartered global management accountant, holds a bachelor’s degree in Accounting from the University of Denver.

Pursuant to her offer letter with the Company, Ms. Gutierrez will receive (i) an annual base salary of $500,000, (ii) a short-term incentive bonus target opportunity of up to 100% of her base salary, and (iii) a long-term equity incentive plan award target opportunity of up to 150% of her base salary. As an executive officer, Ms. Gutierrez will also be entitled under the Company’s executive severance policy to 12 months of severance pay at her then-applicable base compensation in the event of the Company’s termination of her employment without cause or her resignation for good reason, subject to her execution of a release of claims in favor of the Company. Upon beginning her employment with the Company, Ms. Gutierrez is expected to enter into a restrictive covenants agreement with the Company that contains 12-month post-employment non-competition and non‑solicitation covenants, as well as non-disclosure and non-disparagement covenants.

Ms. Gutierrez does not have any family relationships with any of the Company’s directors or executive officers, and there have been no related party transactions between the Company and Ms. Gutierrez that are reportable under Item 404(a) of Regulation S-K.

Ms. Gutierrez’s offer letter is expected to be filed as an exhibit to the Company’s quarterly report on Form 10‑Q for the Company’s fiscal quarter ending September 30, 2023. Interested parties are encouraged to read her offer letter in its entirety when it becomes available because it contains important information that is not summarized in this current report on Form 8-K.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the federal securities laws. These statements are predictive in nature and are identified by the use of terms such as “may,” “will,” “expect,” “believe,” and similar words indicating possible future expectations, events or actions. The expected start date for Ms. Gutierrez is a forward-looking statement, as may be other statements contained herein. Such forward-looking statements are based on current expectations, assumptions, estimates and projections about our business and our industry, and are not guarantees of our future performance. These statements are subject to a number of known and unknown risks, uncertainties and other factors that could impact future performance, many of which are beyond our ability to control or predict and may cause actual results to be materially different from those expressed or implied herein, including the risks facing our business that are identified in our annual report on Form 10-K and subsequent periodic and current reports most recently filed with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are expressly qualified in their entirety by the cautionary statements set forth herein and in our identified filings with the Securities and Exchange Commission, which you should read in their entirety before making an investment decision with respect to our securities. We undertake no obligation to update or revise any forward-looking statements contained in this release, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 7.01	Regulation FD Disclosure.

On August 23, 2023, the Company issued a press release announcing the appointment of Ms. Gutierrez to be the next Chief Financial Officer of the Company, effective September 18, 2023. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference thereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated August 23, 2023 (furnished herewith)
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODIVCARE INC.

Date: August 23, 2023	By:	/s/ Jonathan B. Bush
	Name:	Jonathan B. Bush
	Title:	SVP, General Counsel & Secretary